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                                                               EXHIBIT 10.01.01


                                 PROMISSORY NOTE


$450,000.00                                                   December 31, 2000


        FOR VALUE RECEIVED, the undersigned, Edward G. Atsinger III ("MAKER"), hereby promises to pay to Salem Communications Corporation, a Delaware corporation ("LENDER"), or its assigns, at such address as Lender may specify and in accordance with the terms of this Promissory Note (this "NOTE"), the principal amount of FOUR HUNDRED AND FIFTY THOUSAND DOLLARS ($450,000.00), together with all accrued and unpaid interest thereon (the "LOAN").

        1. INTEREST. Interest will accrue on the unpaid principal balance of the Loan, from the date hereof until such date that the Loan has been entirely repaid, at a simple rate per annum equal to 8%.

        2. REPAYMENT OF LOAN. The entire Loan will become immediately due and payable upon the earliest to occur of the following events:

           (a) demand by Lender, to be made at any time after the date hereof;

           (b) acceleration of this Note after the occurrence of any Event of Default (as defined below); or

           (c) December 31, 2001.

        3. PREPAYMENT. The Loan may prepaid in whole or in part at any time without penalty.

        4. DEFAULT AND ACCELERATION.

           (a) Event of Default. "EVENT OF DEFAULT" means the occurrence of any of the following:

               (i) the failure of Maker to repay any amount due under the Note within 5 business days after the date such amount becomes due and payable after Lender has demanded such repayment or within 5 business days after such other date such amount becomes due and payable;

               (ii) the failure of Maker to punctually and faithfully observe or perform any of the other covenants, conditions or obligations imposed upon Maker by this Note, which failure is not remedied within 20 business days following written notice thereof from Lender;

               (iii) an assignment by Maker for the benefit of creditors or a composition with creditors;

               (iv) Maker petitions or applies to any tribunal for, or consents to the appointment of, or the taking of possession by, a trustee, receiver, custodian, liquidator or similar


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official of any substantial amount of his assets, or commences any proceedings under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation law of any jurisdiction;

               (v) an order for relief is entered in an involuntary case under the bankruptcy laws of the United States, or an order, judgment or decree is entered appointing a trustee, receiver, custodian, liquidator or similar official or adjudicating Maker bankrupt or insolvent, or ordering or approving Maker's liquidation or reorganization, or any significant modification of the rights of his creditors or approving the petition in any such proceedings and such order, judgment or decree remains in effect for 10 business days; or any involuntary petition or complaint is filed against Maker under the bankruptcy laws of the United States seeking the appointment of a trustee, receiver, custodian, liquidator or similar official and such petition or complaint has not been dismissed within 20 business days of the filing thereof; or

               (vi) there is levied any writ of execution or other judicial process upon any material portion of the property of Maker not released within 5 business days thereafter.

           (b) Acceleration. In the event any Event of Default has occurred and is continuing, the unpaid balance of the Loan will automatically and immediately become due and payable without any action by Lender, whereupon this Note will forthwith mature and become due and payable without presentment, demand, protest or other notice, all of which are hereby waived, and Lender may proceed to protect and enforce Lender's rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any obligation herein contained, or for an injunction against a violation of any of the terms or provisions hereof, or in aid of the exercise of any power granted hereby or by equity or at law.

           (c) Expenses. In the event any Event of Default has occurred, Maker shall pay to Lender such additional amount as will be sufficient to cover the reasonable costs and expenses of enforcement and collection, including without limitation, actual attorneys' fees, costs and disbursements.

        5. MISCELLANEOUS.

           (a) Good Faith Best Efforts. Maker shall not take any action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by Maker. Maker shall at all times in good faith use his best efforts in carrying out all such action as may be necessary or appropriate under the terms of this Note.

           (b) Amendment and Waiver. This Note may not be modified or amended, and the observance of any term of this Note may not be waived (either generally or in a particular instance and either retroactively or prospectively), without the prior written consent of Lender.

           (c) Rights, Powers, Privileges and Remedies. No delay or omission on the part of Lender in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver or omission on the part of Lender of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further



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exercise thereof or the exercise of any other right, power or privilege hereunder. All remedies, either under this Note or at law or otherwise afforded to Lender, will be cumulative.

           (d) Governing Law. This Note will be construed in accordance with, and the rights of the parties hereto will be governed by, the internal laws of the State of California, without regard to conflict of laws.

           (e) Successors and Assigns. This Note will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part by Maker to any person or entity without the prior written consent of Lender.

           (f) Replacement Notes. Upon receipt of evidence satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, Maker shall issue a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

           (g) Severability. If any provision of this Note, or application of it to any party or circumstance, is held to be invalid, the remainder of this Note, and the application of such provision to other parties or circumstances, shall not be affected thereby, the provisions of this Note being severable in any such instance.

           (h) Notices. All notices and other communications required or permitted hereunder must be in writing and must be delivered by facsimile, courier or nationally-recognized overnight delivery service addressed as follows:

        If to Maker:

                                  Edward G. Atsinger III
                                  4880 Santa Rosa Road, Suite 300
                                  Camarillo, CA 93012
                                  Telephone:  (805) 987-0400
                                  Facsimile:  (805) 987-6072

      If to Lender:

                                  Jonathan L. Block
                                  Vice President, General Counsel and Secretary Salem Communications Corporation
                                  4880 Santa Rosa Road, Suite 300
                                  Camarillo, CA 93012
                                  Telephone:  (805) 987-0400
                                  Facsimile:  (805) 384-4505


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        IN WITNESS WHEREOF, this Note has been duly executed and delivered as of the date first above written.



                                     MAKER:

                                     EDWARD G. ATSINGER III

                                     By: /s/ Edward G. Atsinger III
                                         --------------------------------------
                                         Edward G. Atsinger III




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